SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2002

                         Fourthstage Technologies, Inc.
               (Exact name of Registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       000-8164                                            74-2971167
(Commission File Number)                       (IRS Employee Identification No.)


                            3300 North Central Avenue
                                    Suite 200
                             Phoenix, Arizona 85012
                                  602-766-0883

ITEM 5. OTHER EVENTS.

     On December 31, 2001 (the "COMMENCEMENT DATE"), Fourthstage Technologies, Inc. (the "COMPANY") commenced a voluntary bankruptcy case (the "CASE") under Chapter 11 of Title 11 of the U.S. Code in the U.S. Bankruptcy Court for the District of Arizona (the "BANKRUPTCY COURT") in Phoenix, Arizona (the "BANKRUPTCY CASE").

     On or about March 13, 2002, the Company submitted to the Securities and Exchange Commission (the "SEC") a written request for permission to file monthly operating reports (the "REQUEST"), which it is required to file with the U.S. Bankruptcy Trustee and the Bankruptcy Court in connection with the Bankruptcy Case (the "MONTHLY REPORTS"), during the pendency of the Bankruptcy Case in lieu of the reports it would otherwise file ("1934 ACT REPORTS"), as required by the Securities Exchange Act of 1934 ("1934 ACT"). The Monthly Reports provide an ongoing record of assets and liabilities of the Company's estate, along with a record of cash receipts and disbursements. In the months prior to filing the Bankruptcy Case, the Company significantly downsized its operations and significantly reduced its workforce, management and administrative staff. Because of the Company's lack of resources, in terms of both the lack of personnel available to assemble the data to be included in, review, finalize and file the Company's 1934 Act Reports, as well as the cost of preparing such 1934 Act Reports, the devotion by the Company of substantially all of its accounting and finance resources to the preparation and filing of the Bankruptcy Case, and the ongoing demands on the time of the remaining accounting and finance personnel following the Commencement Date and post-petition reductions in work force, the Company does not have, and will not have, the resources necessary to assemble the data to be included in, review, finalize and file its 1934 Act Reports going forward.

     On or about March 26, 2002, the SEC advised the Company that it had not satisfied the requirements in order for the SEC to grant the Request. Specifically, the ongoing average daily trading activity in the Company's securities exceeded the SEC's trading volume limitations in order for the SEC to be able to grant the Request. With the permission of the SEC, the Company withdrew its Request. In the absence of a favorable response from the SEC to its Request, for the same reasons discussed above, the Company continues to be unable to file its 1934 Act Reports and intends to file its Monthly Reports with the SEC in lieu of filing its 1934 Act Reports.

     The Company's Monthly Report for the month of January 2002, which the Company filed with the U.S. Bankruptcy Trustee and the Bankruptcy Court on April 26, 2002, is attached hereto as Exhibit 19.1.

     The Company's Monthly Report for the month of February 2002, which the Company filed with the U.S. Bankruptcy Trustee and the Bankruptcy Court on April 26, 2002, is attached hereto as Exhibit 19.2.

     The Company's Monthly Report for the month of March 2002, which the Company filed with the U.S. Bankruptcy Trustee and the Bankruptcy Court on April 26, 2002, is attached hereto as Exhibit 19.3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits


          Exhibit No.       Description
          -----------       -----------
             19.1           Bankruptcy Report for the month of January 2002

             19.2           Bankruptcy Report for the month of February 2002

             19.3           Bankruptcy Report for the month of March 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FOURTHSTAGE TECHNOLOGIES


Date: May 10, 2002                      By: /s/ Stephen Martin
                                            ------------------------------------
                                            Stephen Martin
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------
   19.1              Bankruptcy Report for the month of January 2002

   19.2              Bankruptcy Report for the month of February 2002

   19.3              Bankruptcy Report for the month of March 2002